UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2023

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 25, 2023 (the “Closing Date”), Otter Merger Sub, LLC (“Merger Sub”), a Delaware limited liability company and wholly owned, direct, subsidiary of ONEOK, Inc., an Oklahoma corporation (the “Company” or “ONEOK”), completed its merger (the “Merger”) with and into Magellan Midstream Partners, L.P. a Delaware limited partnership (“Magellan”), as a result of which Magellan became a wholly owned, direct, subsidiary of the Company. The Merger was effected pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated May 14, 2023, by and among the Company, Merger Sub and Magellan.

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indentures

In connection with the closing of the Merger, ONEOK, ONEOK Partners, L.P., a Delaware limited partnership (“ONEOK Partners”), ONEOK Partners Intermediate Limited Partnership, a Delaware limited partnership (“Intermediate Partnership”), Magellan and the respective trustees entered into supplemental indentures to the respective indentures governing ONEOK’s currently outstanding notes pursuant to which Magellan provided a guarantee of the currently outstanding notes issued by ONEOK under the indentures. The foregoing description of the supplemental indentures is only a summary and is subject to, and entirely qualified by reference to, the full text of the supplemental indentures, copies of which are attached hereto as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and which are incorporated by reference herein.

In connection with the closing of the Merger, ONEOK Partners, ONEOK, Intermediate Partnership, Magellan and Computershare Trust Company, N.A., as trustee, entered into a supplemental indenture to the Indenture, dated as of September 25, 2006 (as supplemented, the “2006 Indenture”), by and between ONEOK Partners and the trustee, pursuant to which Magellan provided a guarantee of the currently outstanding notes issued by ONEOK Partners under the 2006 Indenture. The foregoing description of the supplemental indenture is only a summary and is subject to, and entirely qualified by reference to, the full text of the supplemental indenture, a copy of which is attached hereto as Exhibit 4.4 to this Current Report on Form 8-K and which is incorporated by reference herein.

In connection with the closing of the Merger, Magellan, ONEOK, ONEOK Partners, ONEOK Partners Intermediate Limited Partnership, and U.S. Bank Trust Company, National Association (the “MMP Trustee”) entered into supplemental indentures to the respective indentures governing Magellan’s currently outstanding notes pursuant to which ONEOK, ONEOK Partners and Intermediate Partnership provided a guarantee of the currently outstanding notes issued by Magellan under the indentures. The foregoing description of the supplemental indentures is only a summary and is subject to, and entirely qualified by reference to, the full text of the supplemental indentures, copies of which are attached hereto as Exhibits 4.5 and 4.6 to this Current Report on Form 8-K and which are incorporated by reference herein.

ONEOK Credit Agreement Guarantee

On September 25, 2023, Magellan entered into a guarantee agreement (the “ONEOK Credit Agreement Guarantee”) guaranteeing the obligations of ONEOK under its amended and restated credit agreement, dated as of June 10, 2022 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 26, 2023, the “ONEOK Credit Agreement”) with ONEOK, Citibank, N.A., as administrative agent, swingline lender, a letter of credit issuer and a lender, and the other lenders, swingline lenders and letter of credit issuers parties thereto, which guarantee became effective in connection with the completion of the Merger and the satisfaction of the other conditions precedent set forth in the ONEOK Credit Agreement. Under the ONEOK Credit Agreement Guarantee, Magellan, will be liable for ONEOK’s obligations under the ONEOK Credit Agreement. Any such liabilities will be senior unsecured obligations of Magellan and will rank equally in right of payment with all existing and future senior unsecured indebtedness of Magellan. The foregoing description of the ONEOK Credit Agreement Guarantee is not complete and is in all respects subject to the actual provisions of the ONEOK Credit Agreement Guarantee, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. As a result of the Merger, each unit of Magellan (the “Magellan Units”) issued and outstanding immediately prior to the time the Merger became effective (the “Effective Time”), was converted into the right to receive (i) 0.667 shares of ONEOK common stock, par value $0.01 (each whole share, the “ONEOK common stock”), and (ii) cash in the amount of $25.00. No fractional shares of ONEOK common stock will be issued in the Merger, and holders of units of Magellan will, instead, receive cash in lieu of fractional shares of ONEOK common stock, if any, as provided in the Merger Agreement.

In addition, at the Effective Time:

(i)	each Partnership RSU Award (as defined in the Merger Agreement), whether vested or unvested, that was outstanding immediately prior to the Effective Time, was assumed by ONEOK and converted into a phantom unit award relating to a number of shares of ONEOK common stock equal to the number of Magellan Units subject to such Partnership RSU Award immediately prior to the Effective Time multiplied by the Equity Exchange Ratio (as defined in the Merger Agreement), rounded up or down to the nearest whole share of ONEOK common stock and otherwise subject to the same terms and conditions of such Partnership RSU Award; and

(ii)	each Partnership PSU Award (as defined in the Merger Agreement), whether vested or unvested, that was outstanding immediately prior to the Effective Time, was assumed by ONEOK and converted into a phantom unit award relating to a number of shares of ONEOK common stock equal to the number of Magellan Units subject to such Partnership PSU Award immediately prior to the Effective Time, assuming achievement of the applicable performance based vesting condition at the maximum level, multiplied by the Equity Exchange Ratio, rounded up or down to the nearest whole share of ONEOK common stock and otherwise subject to the same terms and conditions of such Partnership PSU Award (other than the performance-based vesting conditions); provided, however, such assumed award or the relevant portion thereof will be paid to the holder thereof no later than March 15th of the year following the calendar year in which any substantial risk of forfeiture, within the meaning of Internal Revenue Code Section 409A, lapses with respect to such assumed award or the relevant portion thereof.

The issuance of shares of ONEOK common stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to ONEOK’s registration statement on Form S-4 (File No. 33-272758) (the “Registration Statement”), declared effective by the Securities Exchange Commission (the “SEC”) on July 24, 2023. The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger.

The foregoing summary has been included to provide investors and security holders with information regarding the Merger and the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Form 8-K filed on May 15, 2023, and the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

ONEOK issued a press release on September 25, 2023, attached hereto as Exhibit 99.1, announcing the completion of the Merger. This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement under the Securities Act.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements

The audited consolidated financial statements of Magellan as of December 31, 2022 and 2021 and for each of the three years ended December 31, 2022, 2021 and 2020 are incorporated by reference in this Current Report on Form 8-K from Magellan’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 21, 2023. The historical unaudited consolidated financial statements of Magellan as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022 are incorporated by reference in this Current Report on Form 8-K from Magellan’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 3, 2023.

(b) Pro Forma Financial Information

The unaudited pro forma combined statements of operations for the year ended December 31, 2022 and for the six months ended June 30, 2023, are presented as if the Merger had been completed on January 1, 2022. The unaudited pro forma combined balance sheet is presented as if the Merger had been completed on June 30, 2023. The pro forma financial information, and the related notes thereto, required to be filed under Item 9.01 of this Current Report on Form 8-K were previously filed in the Current Report on Form 8-K filed by the Company with the SEC on August 8, 2023 and is incorporated by reference in this Current Report on Form 8-K.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of May 14, 2023, by and among ONEOK, Inc., Otter Merger Sub, LLC and Magellan Midstream Partners, L.P. (incorporated by reference from Exhibit 2.1 to ONEOK, Inc.’s Current Report on Form 8-K, filed May 15, 2023 (File No. 1-13643)).

4.1	Sixth Supplemental Indenture, dated as of September 25, 2023, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Fifth Supplemental Indenture, dated as of September 25, 2023, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Twenty-Fifth Supplemental Indenture, dated as of September 25, 2023, by and among ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and U.S. Bank Trust Company, National Association, as trustee.

4.4	Sixteenth Supplemental Indenture, dated as of September 25, 2023, by and among ONEOK Partners, L.P., ONEOK, Inc., ONEOK Partners Intermediate Limited Partnership, Magellan Midstream Partners, L.P. and Computershare Trust Company, N.A., as trustee.

4.5	Second Supplemental Indenture, dated as of September 25, 2023, by and among Magellan Midstream Partners, L.P., ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and U.S. Bank Trust Company, National Association, as trustee.

4.6	Twelfth Supplemental Indenture, dated as of September 25, 2023, by and among Magellan Midstream Partners, L.P., ONEOK, Inc., ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and U.S. Bank Trust Company, National Association, as trustee.

10.1	Guaranty Agreement, dated as of September 25, 2023, by and between Magellan Midstream Partners, L.P., in favor of Citibank, N.A., as administrative agent, under the Credit Agreement, dated as of June 10, 2022, by and among ONEOK, Inc., Citibank, N.A. and the other lenders parties thereto.

99.1	Press release, dated September 25, 2023.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, INC.

Date: September 25, 2023	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

4